UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.___)
_______________________

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CHECKPOINT THERAPEUTICS, INC.

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CHECKPOINT THERAPEUTICS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2020. CHECKPOINT THERAPEUTICS, INC. ATTN: GARRETT GRAY 2 GANSEVOORT STREET, 9TH FLOOR NEW YORK, NY 10014 See the reverse side of this notice to obtain proxy materials and voting instructions. D12179-P38350 *Depending on concerns about the coronavirus or COVID-19, we might hold a Virtual Annual Meeting instead of holding the meeting in New York. The Company would publicly announce a determination to hold a Virtual Annual Meeting in a press release available at http://www.checkpointtx.com as soon as practicable before the meeting. In that event, the 2020 Annual Meeting of Stockholders would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stocklist at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CKPT2020 and using your 16 digit control number, but only if the meeting is not held in New York. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information* Meeting Type: Annual Meeting For holders as of: April 7, 2020 Date: June 4, 2020 Time: 10:00 AM ET Location: Alston & Bird LLP 90 Park Avenue New York, New York 10016

D12180-P38350 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items 2. The ratification of appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2020. 3. The approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 35,000,000 shares from 60,000,000 to 95,000,000. 4. The approval of an amendment to our Amended and Restated 2015 Incentive Plan to increase the shares of common stock issuable under the plan by 4,000,000 shares from 5,000,000 to 9,000,000. 01) Michael S. Weiss 02) Christian Bechon 03) Scott Boilen 04) Neil Herskowitz 05) James F. Oliviero 06) Lindsay A. Rosenwald, M.D. 07) Barry Salzman 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3, and 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D12181-P38350

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